SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported): December 21, 2015

Akorn, Inc.

(Exact Name of Registrant as Specified in its Charter)

Louisiana	001-32360	72-0717400
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1925 W. Field Court, Suite 300

Lake Forest, Illinois 60045

(Address of principal executive offices)

(847) 279-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01 Other Events

On December 21, 2015, John N. Kapoor, Ph.D., Chairman of Akorn Inc.’s Board of Directors, filed a Form 4 and amended Schedule 13D (“Ownership Filings”) to report a transfer of 15,050,000 shares of Akorn common stock to Akorn Holdings, LP. Akorn Holdings, LP is a limited partnership formed for estate planning purposes. While economic interest in the shares has been transferred to Akorn Holdings, LP, voting and disposition rights will remain with an entity controlled by Dr. Kapoor.

For additional information, please see the Ownership Filings as well as a Form 3 filed by Akorn Holdings, LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Akorn, Inc.

By:	/s/ Joseph Bonaccorsi
Joseph Bonaccorsi
Secretary

Date: December 21, 2015